SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) October 2,2001

                               SHOCHET HOLDING CORP.
             (Exact name of registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                  1-15733                             59-2651232
          (Commission File Number)          (IRS Employer Identification Number)


                            433 Plaza Real, Suite 245
                            Boca Raton, Florida 33432
                    (Address of principal executive offices)

                                 (561) 362-9300
              (Registrant's telephone number, including area code)









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Item 4.           Change in Registrant's Certifying Accountant

       This Amendment to the Form 8-K filed October 2, 2001 is filed to correct information contained in the prior filing and restates the filing in its entirety.

(a) Previous Independent Accountants

    i) On of September 14, 2001, Shochet Holding Corp. (the "Company" or "Shochet") decided to dismiss KPMG as its independent accountants. KPMG was not notified of this decision until October 2, 2001. KPMG did not conduct a review of the quarterly consolidated financial information included in Form 10-QSB for the quarter ended July 31, 2001.

    (ii) In none of the financial statements have KPMG's audit reports on the consolidated financial statements of the Company as of and for each of the years ended January 31, 2001 and 2000 contained any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) The decision to dismiss KPMG was approved by the board of directors and audit committee of the board of directors.

    (iv) In connection with the audits of the two fiscal years ended January 31, 2001 and the subsequent interim period through October 2, 2001, there were no disagreements with KPMG on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference thereto in their report on the financial statements for such period.

    (v) On October 10, 2001, the Company delivered a copy of the disclosure that it proposed to make in Item 4 of this amended Form 8-K, and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agreed with such disclosures. The Company will file an amendment to its Form 8-K when it receives such letter.


(b) New Independent Accountants

         (i) The Company engaged the firm of Feldman Sherb & Co., P.C. ("FS") as independent accountants for the Company's fiscal year ending January 31, 2002, subject to Feldman Sherb's due diligence. FS was also engaged effective September 14, 2001 to perform a review of the quarterly consolidated financial information included in Form 10-QSB for the quarter ended July 31, 2001 in accordance with standards established by the American Institute of Certified Public Accountants. This review was then done by FS.

         (ii) During the two most recent fiscal years the Company has not consulted with FS with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (b) on any matter that was either the subject of a disagreement (as defined in Item 304
(a)(1)(iv)  of  Regulation  S-K) or a  reportable  event (as defined in Item 304
(a)(1)(v) of Regulation S-K).

Item 7.           Financial Statements and Exhibits

Financial Statements

         None.

Exhibits

         None.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SHOCHET HOLDING CORP.



                                          By:/s/ Arnold Roseman
                                                 -------------------
                                                 Arnold Roseman
                                                 Chief Financial Officer

Date:    October 10, 2001